UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2004 (September 20, 2004)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Purchase and Sale Agreement
Ex-23.1 Consent of Independent Registered Public Accounting Firm
Ex-99.1 Biltmore Financial Statements
Ex-99.2 Pro Forma Financial Information
Ex-99.3 Press Release issued on September 20, 2004

Item 1.01. Entry into a Material Definitive Agreement

     A subsidiary of Windrose Medical Properties Trust (“Windrose”) entered into an agreement to purchase the Biltmore Medical Mall. This acquisition is described in greater detail in Item 2.01 below and such disclosure is incorporated by reference from Item 2.01 below into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Effective as of September 20, 2004, a subsidiary of Windrose Medical Properties Trust acquired a Class A multi-tenant medical office building in Phoenix, Arizona for $46.0 million from Biltmore Investors Limited Partnership, an unrelated third party. The Windrose subsidiary assumed $32.4 million in mortgage debt on this property at a fixed rate of 5.64% and a maturity date of June 13, 2014, with the balance of the purchase price paid in cash drawn from Windrose’s syndicated line of credit.

     The Biltmore Medical Mall, located at 2222 East Highland Avenue in Phoenix, houses an ambulatory surgery center and has an attached 787 space parking garage. This four-story property, built in 1998, consists of 152,600 rentable square feet and is currently 99.7% occupied. The largest tenant, occupying 30.1% of the building, or 46,000 rentable square feet, is Biltmore Surgery Center, Inc., a wholly-owned subsidiary of IASIS Healthcare® Corporation, that operates Biltmore Surgical & Recovery Care Center. IASIS Healthcare owns and operates medium-size acute care hospitals in urban and suburban markets. Other significant tenants in the property include Biltmore Orthopedic Surgeons, L.L.C. and The Orthopedic Clinic Association, P.C. Current average rent per square foot is $28.45.

     There are no significant lease expirations until late 2008 when the IASIS Healthcare and the Biltmore Orthopedic Surgeons leases expire. The IASIS Healthcare lease has an initial 10 year renewal option followed by an additional five year renewal option at the option of the tenant. All of the leases are net with either 5% annual escalators or stepped increases of approximately 3% annually.

     Upon our acquisition of Biltmore Medical Mall, we entered into a 10 year management agreement with Paramount Real Estate Services, Inc., an affiliate of Rendina Companies, to manage the property.

     Below are tabular summaries of various aspects of the Biltmore Medical Mall and our acquisition of this property, all as of September 20, 2004 except as otherwise noted.

General Information

	Average
	Rent (per
	rentable			Number	Predominant Lease
Rentable Square Feet	square foot)	Year Built	Building Type	of Tenants	Type
152,600	$28.45	1998	Medical Office Building	14	Net

Acquisition Cost

			Cost per
			Rentable	Starting
Purchase Price	Closing Costs	Acquisition All In Cost	Square Foot	Vacancy
$46,000,000	$142,752	$46,142,752	$302.38	0.3%

Lease Expiration

Leases Expiring During Calendar Year
2005			2006			2007			2008
		% of 2003			% of 2003			% of 2003			% of 2003
Square	% of Total	Total	Square	% of Total	Total	Square	% of Total	Total	Square	% of Total	Total
Footage	Square Ft.	Base Rent	Footage	Square Ft.	Base Rent	Footage	Square Ft.	Base Rent	Footage	Square Ft.	Base Rent
0	0.00%	0.00%	0	0.00%	0.00%	6,471	4.24%	2.95%	95,527	62.60%	77.99%

Debt Service

2004
Beginning		Year	Monthly	Annual
Principal	Interest	of	Debt	Amortization of
Amount	Rate	Maturity	Payment	Principal
$32,409,800	5.64%	2014	$189,362	$460,401

Lease and Tenant Information

     There are approximately 14 tenants in the Biltmore Medical Mall. The following table details certain information with respect to the five largest tenants:

			% of Rentable
Tenants	Square Footage	Expiration Date	Square Feet
Biltmore Surgery Center, Inc.	46,000	2008	30.14%
Biltmore Orthopedic Surgeons, L.L.C.	30,000	2008	19.66%
The Orthopedic Clinic Association, P.C.	19,185	2012	12.57%
Physiotherapy Associates, Inc.	11,028	2012	7.23%
The Kronos Group, Inc.	9,716	2009	6.37%

Total	115,929		75.97%

Item 7.01. Regulation FD Disclosure.

     On September 20, 2004, Windrose Medical Properties Trust issued a press release announcing the acquisition described in Item 2.01 above. The press release is being furnished as an Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Attached as Exhibit 99.1 are the Report of Independent Registered Public Accounting Firm and Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 for the Biltmore Medical Mall.

(b) Pro Forma Financial Information. Attached as Exhibit 99.2 are the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited) and the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited) for Windrose Medical Properties Trust.

(c) Exhibits. The following exhibits are being filed as an exhibit to this Current Report on Form 8-K pursuant to Items 1.01 and 2.01.

Exhibit No.		Description
2.1	—	Purchase and Sale Agreement.

23.1	—	Consent of Independent Registered Public Accounting Firm.

99.1	—	Report of Independent Registered Public Accounting Firm and Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 for the Biltmore Medical Mall.

99.2	—	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited) and the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited) for Windrose Medical Properties Trust.

99.3	—	Press Release issued on September 20, 2004 by Windrose Medical Properties Trust.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: September 24, 2004	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.1	—	Purchase and Sale Agreement.

23.1	—	Consent of Independent Registered Public Accounting Firm.

99.1	—	Report of Independent Registered Public Accounting Firm and Statements of Revenue in Excess of Certain Expenses for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 for the Biltmore Medical Mall.

99.2	—	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited) and the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited) for Windrose Medical Properties Trust.

99.3	—	Press Release issued on September 20, 2004 by Windrose Medical Properties Trust.